Exhibit 4.1

                                 INTERPOOL, INC.

                                     Issuer,

                                       and

                     UNITED STATES TRUST COMPANY OF NEW YORK

                                     Trustee

                               -------------------

                                    INDENTURE


                           Dated as of August 5, 1997


                               -------------------


                                   $75,000,000

                              7.20% Notes due 2007

                              CROSS-REFERENCE TABLE
                                 INTERPOOL, INC.

Trust Indenture
  ACT SECTION                                INDENTURE

ss. 310(a)(1)                                7.10
         (a)(2)                              7.10
         (a)(3)                              Not Applicable
         (a)(4)                              Not Applicable
         (a)(5)                              7.8
         (b)                                 7.8; 7.10
         (c)                                 Not Applicable
ss. 311(a)                                   7.11
         (b)                                 7.11
         (c)                                 Not Applicable
ss. 312(a)                                   2.15
         (b)                                 11.3
         (c)                                 11.3
ss. 313(a)                                   7.6
         (b)(1)                              Not Applicable
         (b)(2)                              7.6
         (c)                                 7.6; 11.2
         (d)                                 7.6
ss. 314(a)                                   4.2; 11.2
         (b)                                 Not Applicable
         (c)(1)                              11.4
         (c)(2)                              11.4
         (c)(3)                              Not Applicable
         (d)                                 Not Applicable
         (e)                                 11.5
         (f)                                 Not Applicable
ss. 315(a)                                   7.1(b)
         (b)                                 7.5; 11.2
         (c)                                 7.1(a)
         (d)                                 7.1(c)
         (e)                                 6.10
ss. 316(a)(last sentence)                    11.6
         (a)(1)(A)                           6.5
         (a)(1)(B)                           6.4
         (a)(2)                              Not Applicable
         (b)                                 6.6
ss. 317(a)(1)                                6.7
         (a)(2)                              6.8
         (b)                                 2.5
ss. 318(a)                                   11.1

----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                  PAGE

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1    Definitions..........................................  1
SECTION 1.2    Other Definitions.................................... 11
SECTION 1.3    Incorporation by Reference to Trust
               Indenture Act........................................ 11
SECTION 1.4    Rules of Construction................................ 12

                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.1    Form Generally......................................  12
SECTION 2.2    Execution and Authentication..........................13
SECTION 2.3    Form and Payment......................................13
SECTION 2.4    Registrar and Agents..................................14
SECTION 2.5    Paying Agent to Hold Money in Trust...................15
SECTION 2.6    Legends...............................................15
SECTION 2.7    Global Security.......................................16
SECTION 2.8    Interest..............................................17
SECTION 2.9    Transfer and Exchange.................................18
SECTION 2.10   Replacement Securities................................28
SECTION 2.11   Outstanding Securities................................28
SECTION 2.12   Temporary Securities..................................29
SECTION 2.13   Cancellation..........................................29
SECTION 2.14   Defaulted Interest....................................30
SECTION 2.15   Securityholder Lists..................................30
SECTION 2.16   Persons Deemed Owners.................................30
SECTION 2.17   CUSIP Number..........................................31

                                    ARTICLE 3

                                   REDEMPTION

SECTION 3.1    Right of Redemption.................................. 31
SECTION 3.2    Selection of Securities to be Redeemed............... 32
SECTION 3.3    Notice of Redemption by the Company.................. 32
SECTION 3.4    Effect of Notice of Redemption....................... 33
SECTION 3.5    Deposit of Redemption Price.......................... 33
SECTION 3.6    Securities Redeemed in Part.......................... 34

                                    ARTICLE 4

                                    COVENANTS

SECTION 4.1    Payment of the Securities.............................34
SECTION 4.2    Commission Reports....................................34
SECTION 4.3    Waiver of Stay, Extension or Usury Laws...............35
SECTION 4.4    Notice of Default.....................................35
SECTION 4.5    Compliance Certificates...............................35
SECTION 4.6    Limitation on Dividends and Other Distributions.......36
SECTION 4.7    Maintenance of Office or Agency.......................36
SECTION 4.8    Existence.............................................37
SECTION 4.9    Payment of Taxes and Other Claims.....................38
SECTION 4.10   Maintenance of Properties.............................38
SECTION 4.11   Insurance.............................................39
SECTION 4.12   Limitation on Liens...................................39

                                    ARTICLE 5

                              SUCCESSOR CORPORATION

SECTION 5.1    When Company May Merge, etc.........................  42
SECTION 5.2    Successor Corporation or Trust Substituted..........  42

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.1    Events of Default...................................  43
SECTION 6.2    Acceleration..........................................45
SECTION 6.3    Other Remedies........................................45
SECTION 6.4    Waiver of Defaults and Events of Default..............46
SECTION 6.5    Control by Majority...................................46
SECTION 6.6    Rights of Holders to Receive Payment..................46
SECTION 6.7    Collection Suit by Trustee............................47
SECTION 6.8    Trustee May File Proofs of Claim......................47
SECTION 6.9    Priorities............................................48
SECTION 6.10   Undertaking for Costs.................................48
SECTION 6.11   Limitations on Suits..................................49
SECTION 6.12   Restoration of Rights and Remedies....................49

                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.1    Duties of Trustee.....................................50
SECTION 7.2    Rights of Trustee.....................................51
SECTION 7.3    Individual Rights of Trustee..........................52
SECTION 7.4    Trustee's Disclaimer..................................52
SECTION 7.5    Notice of Defaults....................................53
SECTION 7.6    Reports by Trustee to Holders.........................53
SECTION 7.7    Compensation and Indemnity............................54
SECTION 7.8    Replacement of Trustee................................55
SECTION 7.9    Successor Trustee by Merger, etc......................56
SECTION 7.10   Eligibility; Disqualification.........................56
SECTION 7.11   Preferential Collection of Claims Against Company.....57

                                    ARTICLE 8

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.1    Option to Effect Defeasance or Covenant Defeasance....57
SECTION 8.2    Defeasance and Discharge..............................57
SECTION 8.3    Covenant Defeasance...................................58
SECTION 8.4    Conditions to Defeasance or Covenant Defeasance.......59
SECTION 8.5    Deposited Money and U.S. Government Obligations to Be
               Held in Trust; Other Miscellaneous Provisions.........61

                                    ARTICLE 9

                           SATISFACTION AND DISCHARGE

SECTION 9.1    Satisfaction and Discharge of Indenture.............. 62
SECTION 9.2    Application of Trust Funds............................63

                                   ARTICLE 10

                             SUPPLEMENTAL INDENTURES

SECTION 10.1   Supplemental Indentures Without Consent of Holders....64
SECTION 10.2   Supplemental Indentures with Consent of Holders...... 64
SECTION 10.3   Compliance with Trust Indenture Act.................. 66
SECTION 10.4   Revocation and Effect of Consents.................... 66
SECTION 10.5   Notation on or Exchange of Securities................ 67
SECTION 10.6   Effect of Supplemental Indentures.................... 67

                                   ARTICLE 11

                                  MISCELLANEOUS

SECTION 11.1   Trust Indenture Act Controls..........................67
SECTION 11.2   Notices...............................................68
SECTION 11.3   Communications by Holders with Other Holders..........69
SECTION 11.4   Certificate and Opinion as to Conditions Precedent....69
SECTION 11.5   Statements Required in Certificate and Opinion........70
SECTION 11.6   Rules by Trustee and Agents...........................70
SECTION 11.7   Record Date...........................................70
SECTION 11.8   Business Days.........................................71
SECTION 11.9   Governing Law.........................................71
SECTION 11.10  No Adverse Interpretation of Other Agreements.........71
SECTION 11.11  No Recourse Against Others............................71
SECTION 11.12  Successors............................................71
SECTION 11.13  Multiple Counterparts.................................71
SECTION 11.14  Table of Contents, Headings, etc......................72
SECTION 11.15  Severability..........................................72

Signatures.......................................................... 73

          INDENTURE dated as of August 5, 1997 between Interpool, Inc., a Delaware corporation (the "Company"), and United States Trust Company of New York, a New York banking corporation (the "Trustee").

          The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of all Holders of the Securities:


                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1 DEFINITIONS.

          "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

          "Agent" means any Registrar, Paying Agent or agent for service of notices and demands.

          "Bankruptcy Law" means Title 11 of the U.S. Code or any similar Federal or State law for the relief of debtors.

          "Board of Directors of the Company" means the Board of Directors of the Company or any committee of the Board.

          "Board Resolution" means a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each day, other than a Saturday or Sunday, which is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

          "Capitalized Leases" of any Person means, at the time any determination thereof is to be made, capital leases for property leased by such Person that would at such time be required to be capitalized on the balance sheet of such Person in accordance with generally accepted accounting principles.

          "Capital Stock" means any and all shares or other equivalents (however designated) of capital stock, including all common stock and all preferred stock.

          "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the Indenture and thereafter means the successor.

          "Company Order" means a written order of the Company signed by two Officers of the Company.

          "Consolidated Indebtedness-to-Stockholders' Equity Ratio" means at any date of determination (the "Determination Date"), the ratio of (i) the aggregate Debt of the Company and its Subsidiaries on a consolidated basis as at the Determination Date to (ii) the sum of (w) the stockholder's equity of the Company and its Subsidiaries on a consolidated basis calculated in accordance with generally accepted accounting principles as at the Determination Date, (x) the amount set forth on the consolidated balance sheet of the Company and its Subsidiaries under the caption "Company-obligated mandatorily redeemable preferred securities in subsidiary grantor trusts" or a similar caption, (y) to the extent not included in clause (w), the aggregate amount of preferred stock of the Company (as reflected on the consolidated balance sheet of the Company calculated in accordance with generally accepted accounting principles) which is not subject to mandatory redemption prior to the maturity date of the Securities, and (z) the Subordinated Indebtedness of the Company as to which no principal payments are due until after the maturity date of the Securities (to the extent such Subordinated Indebtedness was included in the calculation of Debt in clause (i) above).

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 114 West 47th Street, New York, New York 10036, Attn: Corporate Trust.

          "Custodian" means any receiver, trustee, liquidator or similar official under any Bankruptcy Law.

          "Debt" means (a) the principal of all indebtedness (i) for borrowed money or (ii) for the deferred purchase price of property unless the price thereof was payable in full within 12 months from the date on which the obligation was created or (iii) evidenced by notes, bonds or other instruments and (b) all Lease Obligations; PROVIDED, HOWEVER, that, except for purposes of the definition of Consolidated Indebtedness-to-Stockholders' Equity Ratio, Debt shall not include Subordinated Indebtedness as to which no scheduled principal payments are due until after the maturity date of the Securities.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Definitive Securities" means those securities issued in fully registered certificated form not otherwise in global form.

          "Depositary" means, with respect to Securities the Company determines will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.7(c).

          "Dollar" or "$" means the lawful money of the United States of America.

          "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement by the Company to exchange Exchange Securities for Original Securities.

          "Exchange Securities" means the 7.20% Notes due 2007, as authenticated and issued under this Indenture in exchange for an Original Security or Original Securities pursuant to the offer to be made pursuant to the Registration
Rights Agreement to exchange Exchange Securities for Original Securities.

          "Global Security" means, with respect to the Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

          "Indebtedness," as applied to any Person, means, without duplication
(i) all indebtedness for borrowed money whether or not evidenced by a promissory note, draft or similar instrument, (ii) that portion of obligations with respect to leases that is properly classified as a liability on a balance sheet in accordance with generally accepted accounting principles, (iii) notes payable and drafts accepted representing extensions of credit, (iv) any balance owed for all or any part of the deferred purchase price of property or services, which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof (except any such balance that constitutes (a) a trade payable or an accrued liability arising in the ordinary course of business or (b) a trade draft or note payable issued in the ordinary course of business in connection with the purchase of goods or services), if and to the extent such debt would appear as a liability upon a balance sheet of such Person prepared in accordance with generally accepted accounting principles, and (v) any deferral, amendment, renewal, extension, supplement or refunding of any of the foregoing indebtedness; PROVIDED, HOWEVER, that, in computing the "Indebtedness" of any Person, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof and at the time of determination of such indebtedness, there shall have been deposited with a depository in trust money (or evidences of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of such Person.

          "Indenture" means this Indenture as originally executed or, if amended or supplemented as provided in Article 10, as amended or supplemented from time to time.

          "Interest Payment Date" shall have the meaning set forth in Section
2.8.

          "Investment Grade" means a rating of BBB- or higher by Standard & Poor's.

          "Issue Date" means August 5, 1997.

          "Lease Obligation" of a Person means all rental obligations under leases of property (other than electronic data processing and computer equipment and leases of office space by such Person or its Subsidiaries) either (a) which are Capitalized Leases, or (b) if not Capitalized Leases, which are leases of equipment which had an initial term of more than three years (including any renewal term at the option of the lessor). The amount of Lease Obligations shall be equal to the aggregate value of rentals payable (other than rentals consisting of taxes, indemnities, maintenance items, replacements and other similar charges which are in addition to the basic financial rent for the use of the property) by the lessee thereof during the remaining term thereof, including periods of renewal at the option of the lessor, discounted to present value using the lessee's "incremental borrowing rate at the inception of the lease" in accordance with Financial Accounting Standards No. 13 of the Financial Standards Board from time to time in effect.

          "Make-Whole Amount" means, in connection with any optional redemption of any Security, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest (exclusive of any interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption has not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (which rate shall be determined as of the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made, over (ii) the aggregate principal amount of the Securities being redeemed.

          "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or Assistant Treasurer, the Secretary or Assistant Secretary or the Controller or Assistant Controller of the Company.

          "Officers' Certificate" means a certificate signed by two Officers of the Company and otherwise complying with the requirements of Sections 11.4 and 11.5, and delivered to the Trustee or an Agent, as applicable.

          "Opinion of Counsel" means a written opinion from Stroock & Stroock & Lavan LLP or any other legal counsel who is reasonably acceptable to the Trustee (which may include an employee of or counsel to the Company or the Trustee), complying with the requirements of Sections 11.4 and 11.5, and delivered to the Trustee or an Agent, as applicable.

          "Original Securities" means the 7.20% Notes due 2007, as authenticated and issued under this Indenture on the Issue Date.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.10 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

          "Principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

          "Purchase Money Indebtedness" of a Person means all Debt (excluding all Lease Obligations) of such Person which is Secured Indebtedness incurred to finance the purchase of assets if such Debt (a) shall have been incurred within 180 days of the acquisition of such assets by the Person whose Purchase Money Indebtedness is being determined and (b) does not exceed in principal amount the initial cost of such assets and shall include all extensions, renewals and refinancings of such Debt not in excess of the principal amount thereof outstanding immediately prior to such extension, renewal or refinancing. The initial cost of assets may include, in addition to the purchase price thereof and the purchase price of all accessories and equipment installed thereon, all freight, delivery and handling charges, excise, sales and use taxes and all other amounts which may be capitalized and included in the cost of the assets under generally accepted accounting principles.

          "Ratings Decision" shall mean, with respect to the Securities, the rating of the Securities by Standard & Poor's as Investment Grade.

          "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture as specified in such Security.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Issue Date, by and among the Company and the Initial Purchaser named therein as such agreement may be amended, modified or supplemented from time to time.

          "Reinvestment Rate" means 0.25% plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the most recent Statistical Release under the caption "Treasury Constant Maturities:" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

          "Restricted Security" means any Security that is subject to the transfer restrictions set forth in Section 2.9(a).

          "Sale and Leaseback", with respect to a Person, means any transaction with a bank, company, lender or investor providing for the leasing by such Person of any property which has been or is to be sold or transferred by such Person to such bank, company, lender or investor, or of any Person to whom funds have been or are to be advanced by such bank, company, lender or investor on the security of such property.

          "Secured Indebtedness" means with respect to a Person all Debt which is secured by any security interest, mortgage, charge, pledge, deed of trust, or other similar lien on assets by the owner thereof and includes all Lease Obligations. Transportation Equipment which is subject to a lease or contract which is included as a Lease Obligation is deemed to secure the Debt evidenced thereby.

          "Securities" means, collectively, the Original Securities and the Exchange Securities.

          "Security Register" means the list of holders provided to the Trustee pursuant to Section 2.15 or any security register maintained by the Registrar.

          "Significant Subsidiary" means any Subsidiary of the Company that would be a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Act, as such Rule is in effect on the date of this Indenture.

          "Standard & Poor's" means Standard & Poor's Rating Group (a division of McGraw Hill, Inc.) or any successor rating agency.

          "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which established yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

          "Subordinated Indebtedness" means Debt of the Company which is expressly subordinated and subject in right of payment to the prior payment, in bankruptcy or in the event of a payment default on the Securities, in full in money or money's worth in accordance with their terms, of all principal of, premium, if any, and interest on the Securities.

          "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding voting power of the Voting Stock of which is owned or controlled, directly or indirectly, by such Person or by one or more other Sub-sidiaries of such Person, or by such Person and one or more other Subsidiaries thereof, or (ii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner, or (iii) any other Person (other than a corporation or limited partnership) in which such Person, or one or more other Subsidiaries of such Person, or such Person and one or more other Subsidiaries thereof, directly or indirectly, has more than 60% of the outstanding partnership or similar interests or has the power, by contract or otherwise, to direct or cause the direction of the policies, management and affairs thereof.

          "Transportation Equipment" means domestic and marine containers, trucks, tractors, trailers, chassis, cranes, portable ramps, lifting equipment, railroad locomotives, railroad rolling stock, modular office units, mobile office and storage trailers and all other transportation equipment, and includes all accessories and attachments thereto.

          "Trust Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "United States" means the United States of America.

          "U.S. Government Obligations" means securities which are (a) direct obligations of the United States, for the payment of which its full faith and credit is pledged, or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          "Voting Stock" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time the stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          SECTION 1.2 OTHER DEFINITIONS.

              TERM                                      DEFINED IN SECTION

         "Covenant Defeasance"                                 8.3
         "Defeasance"                                          8.2
         "Event of Default"                                    6.1
         "Initial Lien"                                        4.12
         "Lien"                                                4.12
         "Paying Agent"                                        2.4
         "Refinancing"                                         4.12
         "Registrar"                                           2.4
         "Required Filing Dates"                               4.2

          SECTION 1.3 INCORPORATION BY REFERENCE TO TRUST INDENTURE ACT.

          Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939 (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the
                   Trustee.

                  "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them therein.

          SECTION 1.4 RULES OF CONSTRUCTION.

          Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles in effect as of the time as to which such accounting principles are to be applied;

                  (3)      "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5) references to Sections or Articles means reference to such Section or Article in this Indenture, unless stated otherwise; and

                  (6) "including" or "included" means included but not limited to.

                                    ARTICLE 2

                                 THE SECURITIES

          SECTION 2.1 FORM GENERALLY.

          The Original Securities and related Trustee's certificate of authentication shall be substantially in the form of Exhibit A and the Exchange Securities and related Trustee's certificate of authentication shall be substantially in the form of Exhibit B, the terms of each of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agree-ments to which the Company is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be issued in denominations of $1,000 and integral multiples thereof. Notwithstanding the foregoing, Definitive Securities issued to any "institutional accredited investor" within the meaning of Rule 502 (A) (1), (2), (3) or (7) under the Securities Act shall be issued only in minimum denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000.

          SECTION 2.2 EXECUTION AND AUTHENTICATION.

          Two Officers shall sign the Securities for the Company by manual or facsimile signature in the manner set forth in Exhibits A and B. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

          A Security shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibits A and B hereto.

          The Trustee shall, upon a Company Order, authenticate for original issue up to, and the aggregate principal amount of Securities outstanding at any time may not exceed the sum of, $75,000,000 principal amount of the Securities, except as provided in Sections 2.9, 2.10 and 2.12. The series of Securities to be initially issued hereunder shall be the Original Securities.

          The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

          SECTION 2.3 FORM AND PAYMENT.

          Except as provided in Section 2.7, the Securities shall be issued in fully registered certificated form without interest coupons. Principal of and interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable and such Securities will be exchangeable for Securities bearing identical terms and provisions at the office or agency of the Company maintained for such purpose under Section 2.4; PROVIDED, HOWEVER, that payment of interest with respect to the Securities may be made at the option of the Company (i) by check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date.

          SECTION 2.4 REGISTRAR AND AGENTS.

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional Paying Agents. The Company or any Subsidiary thereof may act as Paying Agent. The term "Registrar" includes any co-Registrar and the term "Paying Agent" includes any additional paying agent.

          Any Paying Agent or Registrar may resign as Paying Agent or Registrar upon thirty (30) days' prior written notice to the Company and the Trustee. The Company may change any Paying Agent or Registrar on sixty (60) days' prior written notice to the Trustee. The Company shall notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent, or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

          The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands.

          SECTION 2.5 PAYING AGENT TO HOLD MONEY IN TRUST.

          Prior to each due date of the principal of, premium if any, and interest on the Securities, the Company shall deposit with each Paying Agent a sum sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that it will hold in trust for the benefit of Holder of Securities or the Trustee all money held by the Paying Agent for the payment of principal of, premium if any, or interest on the Securities and to notify the Trustee immediately in writing of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary thereof acts as Paying Agent, it shall on or before each due date of the principal of, premium, if any, or interest on any Securities segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent and account for any funds disbursed. Upon doing so, the Paying Agent (other than the Company or a Subsidiary thereof) shall have no further liability for the money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall, subject to the requirements of applicable law, be paid to the Company upon its request; and the Holder of such Security shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

          SECTION 2.6 LEGENDS.

          (a) Except as permitted by subsection (b) of this Section 2.6 or as otherwise determined by the Company in accordance with applicable law, each Security shall bear the applicable legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth in Section 2.9(g)(1).

          (b) The Company shall issue and the Trustee shall authenticate Exchange Securities in exchange for Original Securities accepted for exchange in the Exchange Offer, which Exchange Securities shall not bear the legends required by subsection (a) above. Pursuant to the terms of the Exchange Offer as set forth in the Registration Rights Agreement, certain Persons are not eligible to tender their Original Securities in the Exchange Offer. Accordingly, a holder of Original Securities who is either (A) a broker-dealer who purchased such Original Securities directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Original Securities or (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Company shall, pursuant to the terms of the Registration Rights Agreement, only receive Exchange Securities other than in connection with the Exchange Offer, which Exchange Securities, notwithstanding anything else herein to the contrary, shall bear the legends required by subsection (a) above and shall not be represented by a Global Security.

          SECTION 2.7 GLOBAL SECURITY.

          (a) The Global Securities shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon; PROVIDED, that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, repurchased or cancelled, such Global Security shall be returned to or retained and cancelled by the Trustee. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee, in accordance with instructions given by the Company as required by this Section 2.7.

          (b) The Global Securities may be transferred, in whole but not in part, only to the Depositary, another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

          (c) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and the Trustee, upon receipt of a Company Order, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. If there is an Event of Default, the Depositary shall have the right to exchange the Global Securities for Definitive Securities. In addition, the Company may at any time determine that the Securities shall no longer be represented by a Global Security. In the event of such an Event of Default or such a determination, the Company shall execute, and subject to Section 2.9, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security, in exchange for such Global Security. Upon the exchange of the Global Security for such Definitive Securities, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Definitive Securities issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.

          SECTION 2.8 INTEREST.

          (a) Each Security will bear interest at the rate of 7.20% per annum PROVIDED, HOWEVER, that if a Ratings Decision (of which the Trustee has been given notice by the Company) shall not have occurred by the 90th day after the Issue Date, the rate per annum for regular interest payments on the Securities and on overdue principal and overdue installments of interest, each as set forth above, shall automatically and irrevocably increase to 7.45% per annum effective retroactively from the Issue Date. Each Security will bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date, until the principal thereof becomes due and payable, and at the rate provided in the first sentence of this Section 2.8 on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded semi-annually, payable semi-annually in arrears on February 1 and August 1 of each year (each, an "Interest Payment Date") commencing on February 1, 1998 to the Person in whose name such Security or any Predecessor Security is registered, at the close of business on the preceding January 15 or July 15, respectively, regardless of whether such day is a Business Day.

          (b) Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days lapsed in such month. In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

          (c) The Company will not be responsible for, and will not be required to compensate holders of or investors in the Securities for, any withholding taxes that are imposed on interest payments on the Securities.

          SECTION 2.9 TRANSFER AND EXCHANGE.

          (a) TRANSFER RESTRICTIONS. The Original Securities, and those Exchange Securities with respect to which any Person described in Section 2.6(b)(A), (B) or (C) is the beneficial owner, may not be transferred except in compliance with the legend contained in Exhibit A unless otherwise determined by the Company in accordance with applicable law.

          (b) GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES. When a Security is presented to the Registrar with a request to register the transfer, the Registrar shall register the transfer as requested and when Securities are presented to the Registrar with a request to exchange them for a like aggregate principal amount of Securities in other authorized denominations, the Registrar shall make the exchange as requested, provided that every Security presented or surrendered for registration or transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer into a form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney-in-fact duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee or any authenticating agent shall authenticate Securities at the Registrar's written request. No service charge shall be made for any registration of transfer or exchange of Securities but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but this provision shall not apply to any exchange pursuant to Section 2.12, 3.6 or 10.5 not involving any transfer.

          All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

          Prior to due presentment for registration or transfer of any Security, the Trustee and the Company may deem and treat the Person in whose name the Security is registered as the absolute owner of such Security, and neither the Trustee nor the Company shall be affected by notice to the contrary.

          The Registrar shall not be required (i) to issue, register the transfer of, or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.2 and ending at the close of business on the day of selection,
(ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to issue, register the transfer of, or exchange Securities during the period between a record date and the next succeeding Interest Payment Date.

          (c) TRANSFER AND EXCHANGE OF DEFINITIVE SECURITIES. When Definitive Securities are presented to the Registrar with a request:

              (y)   to register the transfer of such Definitive Securities; or

              (z) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; PROVIDED, HOWEVER, that the Definitive Securities surrendered for registration of transfer or exchange:

              (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar duly executed by the Securityholder or such Holder's attorney duly authorized in writing; and

              (2) in the case of Definitive Securities that are Restricted Securities, such request shall be accompanied by the following additional information and documents, as applicable:

                           (A) if such Restricted Securities are being
                  delivered to the Registrar by a Securityholder for registration in the name of such Securityholder, without transfer, a certification from such Securityholder to that effect (in substantially the form set forth on the reverse of the Security); or

                            (B) if such Restricted Security is being
                  transferred to a "qualified institutional buyer" (as defined in Rule 144A) in accordance with Rule 144A a certification to that effect (in substantially the form set forth on the reverse of the Security); or

                            (C) if such Restricted Security is being
                  transferred (i) pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or (ii) pursuant to an effective registration statement under the Securities Act, or (iii) in a minimum principal amount of $100,000 to an "institutional accredited investor" within the meaning of Rule 501(A)(1), (2), (3) or (7) under the Securities Act that is acquiring the security for its own account, or for the account of such an institutional accredited investor, not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act, or (iv) in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form set forth on the reverse of the Security) and in the case of (i),
                  (iii) and (iv) above, if the Company or the Registrar so request, a customary opinion of counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

          (d) RESTRICTIONS ON TRANSFER OF A DEFINITIVE SECURITY FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY.

          A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Registrar, together with:

                   (1) if such Definitive Security is a Restricted Security, certification, substantially in the form set forth on the reverse of the Security, that such Definitive Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A) in accordance with Rule 144A; and

                   (2) whether or not such Definitive Security is a Restricted Security, written instructions of the Securityholder directing the Registrar to make, or to direct the Trustee to make, an endorsement on the Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, then the Registrar shall cancel such Definitive Security and cause, or direct the Trustee to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of Securities represented by the Global Security to be increased accordingly. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Security in the appropriate principal amount.

                  (e) TRANSFER AND EXCHANGE OF GLOBAL SECURITIES.

                  The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

                  (f) TRANSFER OF A BENEFICIAL INTEREST IN A GLOBAL SECURITY FOR A DEFINITIVE SECURITY.

                    (1) Any Person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a Definitive Security. Upon receipt by the Registrar of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Security and upon receipt by the Registrar of a written order or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest in a Restricted Security only, the following additional information and documents (all of which may be submitted by facsimile):

                                    (A) if such beneficial interest is being
                  transferred to the Person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form set forth on the reverse of the Security); or

                                    (B) if such beneficial interest is being
                  transferred to a "qualified institutional buyer" (as defined in Rule 144A) in accordance with Rule 144A a certification to that effect from the transferor (in substantially the form set forth on the reverse of the Security); or

                                    (C) if such beneficial interest is being
                  transferred (i) pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or (ii) pursuant to an effective registration statement under the Securities Act, or (iii) in a minimum principal amount of $100,000 to an "institutional accredited investor" within the meaning of Rule 501(A)(1), (2), (3) or (7) under the Securities Act that is acquiring the security for its own account, or for the account of such an institutional accredited investor, not with any distribution in violation of the Securities Act, or (iv) in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form set forth on the reverse of the Security) and in the case of (i), (iii) and (iv) above, if the Company or the Registrar so requests, a customary opinion of counsel from the transferee or transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act;

then the Registrar, or the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate, the Trustee or the Trustee's authenticating agent will authenticate and deliver to the transferee a Definitive Security.

                           (2)      Definitive Securities issued in
exchange for a beneficial interest in a Global Security pursuant to this Section 2.9(f) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Registrar. The Registrar shall deliver such Definitive Securities to the persons in whose names such Securities are so registered.

                  (g)  LEGENDS.

                           (1)      Except as permitted by the following
paragraph (2), each Security certificate evidencing the Global Securities and the Definitive Securities (and all securities issued in exchange therefor or substitution thereof, but not including Exchange Securities as defined herein) shall bear legends in substantially the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY,
         (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) IN A MINIMUM PRINCIPAL AMOUNT OF $100,000 TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE COMPANY A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED JULY 31, 1997. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                           (2)      Upon any sale or transfer of a Restr-
icted Security (including any Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                                    (A) in the case of any Restricted Security
                  that is a Definitive Security, the Registrar shall permit the Securityholder to exchange such Restricted Security for a Definitive Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Restricted Security in the case of a sale or transfer pursuant to Rule 144 under the Securities Act, after the Resale Restriction Termination Date (as defined in clause (g)(1) above) or delivery of a customary opinion of counsel reasonably satisfactory to the Registrar; and

                                    (B) any such Restricted Security represented
                  by a Global Security shall not be subject to the provisions set forth in (1) above (such sales or transfers being subject only to the provisions of Section 2.9(e) hereof); PROVIDED, HOWEVER, that with respect to any request for an exchange of a Restricted Security that is represented by a Global Security for a Definitive Security that does not bear a legend, which request is made in reliance upon Rule 144 under the Securities Act, the Securityholder shall certify in writing to the Registrar (to be accompanied by a customary opinion of counsel reasonably satisfactory to the Registrar) that such request is being made pursuant to Rule 144 under the Securities Act (such certification to be substantially in the form set forth on the reverse of the Security).

                  (h)  EXCHANGE OF ORIGINAL SECURITIES FOR EXCHANGE SECURITIES.

                  The Original Securities may be exchanged for Exchange Securities pursuant to the terms of the Exchange Offer and in accordance with the provisions set forth in this Section 2.9, as may be applicable. The Trustee shall make the exchange as follows:

                  The Company shall present the Trustee with an Officers' Certificate certifying the following:

                           (A)      upon issuance of the Exchange Securi-
ties, the transactions contemplated by the Exchange
Offer have been consummated; and

                           (B)      the principal amount of Original
Securities properly tendered in the Exchange Offer that are represented by a Global Security and the principal amount of Original Securities properly tendered in the Exchange Offer that are represented by Definitive Securities, the name of each holder of such Definitive Securities, the principal amount properly tendered in the Exchange Offer by each such holder and the name and address to which Definitive Securities representing Exchange Securities shall be registered and sent for each such holder.

          The Trustee, upon receipt of (i) such Officers' Certificate, (ii) an Opinion of Counsel (x) to the effect that the Exchange Securities have been registered under Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(p) of the Registration Rights Agreement and (iii) a Company Order, shall authenticate (A) a Global Security representing Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of Original Securities represented by a Global Security indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Securities representing Exchange Securities registered in the names of, and in the princi-pal amounts indicated in, such Officers' Certificate.

          If the principal amount of the Global Security representing Exchange Securities is less than the principal amount of the Global Security representing Original Securities, the Trustee shall make an endorsement on such Global Security representing Original Securities indicating a reduction in the principal amount represented thereby.

          The Trustee shall deliver such Definitive Securities representing Exchange Securities to the holders thereof as indicated in such Officers' Certificate.

          SECTION 2.10 REPLACEMENT SECURITIES.

          If a mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of the Trustee and the Company are met. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company to protect the Company and is sufficient in the judgment of the Trustee to protect the Trustee or any Agent from any loss which it may suffer if a Security is replaced. The Company and the Trustee may each charge for its expenses in replacing a Security.

          Every replacement Security is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

          SECTION 2.11 OUTSTANDING SECURITIES.

          Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.11 as not outstanding.

          If a Security is replaced pursuant to Section 2.10, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent (other than the Company or any of its Subsidiaries) holds on a Redemption Date or maturity date money deposited with it by or on behalf of the Company sufficient to pay the principal of and accrued interest on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

          A Security does not cease to be outstanding because the Company or an Affiliate holds the Security; PROVIDED, HOWEVER, in determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; PROVIDED, THAT for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee actually knows are so owned shall be so disregarded.

          SECTION 2.12 TEMPORARY SECURITIES.

          Until Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have non-material variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Securities in exchange for temporary Securities upon written order of the Company signed by two Officers. Until so exchanged, temporary Securities represent the same rights as Definitive Securities. Upon request of the Trustee, the Company shall provide a certificate to the effect that the temporary Securities meet the requirement of the second sentence of this Section 2.12.

          SECTION 2.13 CANCELLATION.

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for transfer, exchange or payment and destroy cancelled Securities in accordance with its customary destruction procedures and deliver a certificate of such destruction to the Company unless the company directs the Trustee in writing prior to such destruction to deliver cancelled Securities to the Company. Subject to Sections
2.10 and 3.6, the company may not issue Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation.

          SECTION 2.14 DEFAULTED INTEREST.

          If the Company defaults in a payment of interest on Securities, it shall pay the defaulted interest to the Persons who are Holders of the Securities on a subsequent special record date. After the deposit by the Company with the Trustee of money sufficient to pay such defaulted interest, the Trustee shall fix the record date and payment date. Each such special record date shall be not less than 10 days prior to such payment date. Each such payment date shall be not more than 60 days after the deposit by the Company of money to pay the defaulted interest. At least 15 days before the special record date, the Company shall mail to each Holder of a Security a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any other lawful manner if, after prior notice to the Trustee, such payment shall be deemed operationally practicable by the Trustee.

          SECTION 2.15 SECURITYHOLDER LISTS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities. If the Trustee is not the Registrar, the Company or other obligor, if any, shall furnish to the Trustee at least seven Business Days prior to each semi-annual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities upon which the Trustee may conclusively rely. The Trustee may destroy any such list upon receipt of a replacement list. The Paying Agent will solicit from each Securityholder a certification of social security number or taxpayer identification number in accordance with its customary practice and as required by law, unless the Paying Agent is in possession of such certification. Each Paying Agent is authorized to impose back-up withholding with respect to payments to be made to Securityholders to the extent required by law.

          SECTION 2.16 PERSONS DEEMED OWNERS.

          Prior to presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 2.17 CUSIP NUMBER.

          The Company may use a "CUSIP" number when issuing Securities, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of Securities; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

                                    ARTICLE 3

                                   REDEMPTION

          SECTION 3.1 RIGHT OF REDEMPTION.

          The Company may redeem the Securities, at any time, in whole or from time to time in part, at the election of the Company, at a Redemption Price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities. The election of the Company to redeem any Securities pursuant to this Section shall be evidenced by a Board Resolution. The Company shall, at least 45 but not more than 90 days prior to the Redemption Date fixed by the Company (or such other period as the Company and the Trustee may agree), notify the Trustee of such Redemption Date (such notification to include the Company's calculation of the Make-Whole Amount, which calculation the Trustee is authorized to rely on for purposes of the Indenture) and, in the case of any redemption at the election of the Company of less than all the Securities, of the principal amount of Securities to be redeemed. The notice shall be in writing and accompanied by an Officers' Certificate stating that the redemption complies with the provisions of this Indenture and the provisions of the applicable Board Resolution, if any.

          SECTION 3.2 SELECTION OF SECURITIES TO BE REDEEMED.

          If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by any other method that the Trustee considers fair and appropriate under the circumstances or otherwise required by any exchange upon which the Securities are listed. The Trustee shall promptly notify the Company of the Securities to be so called for redemption. The Trustee shall make the selection from the Securities outstanding and not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000 principal amount. Securities and portions of Securities selected by the Trustee shall be in principal amounts of $1,000 or multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee's selection of Securities for redemption by any method authorized by this Section 3.2 shall be conclusively deemed reasonable.

          SECTION 3.3 NOTICE OF REDEMPTION BY THE COMPANY.

          At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

The notice shall identify the Securities to be redeemed and shall state:

                  (1)      the Redemption Date;

                  (2)      the Redemption Price;

                  (3)      the name and address of the Paying Agent;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (5) that interest on Securities called for redemption ceases to accrue on and after the Redemption Date;

                  (6)      if any Security is being redeemed in
                           part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Secu-rities in principal amount equal to the unredeemed portion thereof will be issued;

                  (7)      the CUSIP number, if any.

          Upon its receipt of a Company Order, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. If a CUSIP number is listed in such notice or printed on the Security, the notice shall state that no representation is made as to the correctness or accuracy of such CUSIP number.

          SECTION 3.4 EFFECT OF NOTICE OF REDEMPTION.

          Once notice of redemption is mailed, Securities called for redemption become due and payable on the applicable Redemption Date and at the applicable Redemption Price and shall cease to bear interest from and after the Redemption Date (unless the Company shall default in payment of the Redemption Price or accrued interest). Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued interest to the Redemption Date.

          SECTION 3.5 DEPOSIT OF REDEMPTION PRICE.

          On or before 10 a.m. on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary thereof is the Paying Agent, shall segregate and hold in trust or cause such Subsidiary to segregate and hold in trust) in immediately available funds money sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date.

          SECTION 3.6 SECURITIES REDEEMED IN PART.

          Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                    ARTICLE 4

                                    COVENANTS

          SECTION 4.1 PAYMENT OF THE SECURITIES.

          The Company shall duly and punctually pay the principal of, premium if any, and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or any of its Subsidiaries) holds on that date money designated for and sufficient to pay the installment. The Company shall pay interest on overdue principal and premium, if any, at the rate borne by the Security; it shall pay interest, including post-petition interest in the event of a proceeding under the Bankruptcy Laws, on overdue installments of interest at the same rate to the extent lawful.

          SECTION 4.2 COMMISSION REPORTS.

          Whether or not the Company is then subject to Section 13(a) or 15(d) of the Exchange Act, the Company will file with the Commission (unless such filing is not permitted under the Exchange Act), so long as the Securities are outstanding, the annual reports, quarterly reports and other periodic reports (including financial statements and reports) which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) if the Company were so subject, and such documents shall be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. The Company will also in any event (i) within 15 days of each Required Filing Date, (a) transmit or cause to be transmitted by mail to all Holders of Securities, as their names and addresses appear in the Security Register, without cost to such Holders, and (b) file with the Trustee copies of the annual reports, quarterly reports and other periodic reports which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Company were subject to such Sections and (ii) if filing such documents by the Company with the Commission is prohibited under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder at the Company's cost. The Company also shall comply with the provisions of TIA ss. 314(a).

          SECTION 4.3 WAIVER OF STAY, EXTENSION OR USURY LAWS.

          The Company expressly waives (to the extent that it may lawfully do so) any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of (premium, if any) or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture.

          SECTION 4.4 NOTICE OF DEFAULT.

          The Company will, so long as any Securities are outstanding, deliver to the Trustee, within 10 days of becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition in this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

          SECTION 4.5 COMPLIANCE CERTIFICATES.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31), a written statement signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that:

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under such signer's supervision and

                  (2) to the best of such signer's knowledge, based on such review, the Company has kept, observed, performed and fulfilled in all material respects each and every condition and covenant contained in this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to such signer and the nature and status thereof and what action the Company is taking or proposes to take with respect thereto.

          The Company will give the Trustee written notice of a change in the fiscal year of the Company, within a reasonable time after such change is effected.

          SECTION 4.6 LIMITATION ON DIVIDENDS AND OTHER DISTRIBUTIONS.

          The Company will not declare or pay any dividends or make any distribution to holders of its Capital Stock (other than dividends or distributions payable in Capital Stock of the Company), or purchase, redeem or otherwise acquire or retire for value any of its Capital Stock or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any of the Company's Capital Stock if at the time of any of the aforementioned actions an Event of Default has occurred and is continuing or would exist immediately after giving effect to such action.

          Notwithstanding the foregoing, the provisions of this Section 4.6 will not prevent the payment of any dividend within 60 days after the date of declaration when the payment would have complied with the foregoing provisions on the date of declaration.

          SECTION 4.7 MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities, if any, and this Indenture may be served. The office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

          SECTION 4.8 EXISTENCE.

          Subject to Article Five, the Company will do or cause to be done all things necessary to, and will cause each of its Significant Subsidiaries to, preserve and keep in full force and effect its corporate existence and the corporate existence of each of the Significant Subsidiaries, and the rights (charter and statutory), licenses and franchises of the Company and each of the Significant Subsidiaries, as applicable, PROVIDED, HOWEVER, that the Company shall not be required to, or cause any such Significant Subsidiary to, preserve or keep in force or effect any such right, license or franchise, or any such Significant Subsidiary's corporate existence, if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof would not materially adversely affect the Company's ability to perform its obligations under the Indenture and the Securities.

          SECTION 4.9 PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent and a penalty accrues from such delinquency, (a) all material taxes, assessments and governmental charges levied or imposed (i) upon the Company or any of its Subsidiaries or (ii) upon the income, profits or property of the Company or any of its Subsidiaries and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien (as defined herein) upon the property of the Company or any of its Subsidiaries (other than any Lien permitted by this Indenture); PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted, or where the failure to effect such payment or discharge would not materially adversely affect the Company's ability to perform its obligations under the Indenture and the Securities.

          SECTION 4.10 MAINTENANCE OF PROPERTIES.

          The Company shall, and shall cause each of its Significant Subsidiaries to, cause all material properties owned by the Company or the Significant Subsidiaries or used in the conduct of its business or the businesses of the Significant Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and cause to be made all repairs, renewals, replacements, betterments and improvements thereof, all as shall be reasonably necessary so that the business carried on in connection therewith may be conducted at all times in the ordinary course; PROVIDED, HOWEVER, that nothing in this Section 4.10 shall prevent the Company or any of its Subsidiaries from discontinuing the operation and maintenance of any of such properties if (x) such discontinuance is, in the judgement of the Company or the Subsidiary, desirable in the conduct of its businesses or (y) if such discontinuance or disposal is not materially adverse to the Company and its Subsidiaries taken as a whole or the ability of the Company to otherwise satisfy its obligations hereunder.

          SECTION 4.11 INSURANCE.

          The Company will at all times keep all of its and its Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties (which may include self-insurance, if reasonable and in comparable form to that maintained by companies similarly situated).

          SECTION 4.12 LIMITATION ON LIENS.

          The Company will not, directly or indirectly, create, incur or assume any mortgage, pledge, deed of trust, financing lease or security interest ("Liens") on any of its properties whether now or hereafter acquired, or any income or profits therefrom, or assign or convey any right to receive income therefrom (any such Lien, an "Initial Lien"), unless prior to or simultaneously with the inception of such Initial Lien, the Company shall have delivered to the Trustee a security agreement or security agreements and such other documents as the Trustee may reasonably request, each in form and substance satisfactory to the Trustee, granting to the Trustee an equal and ratable security interest in such property subject to such Initial Lien, such security interest to be for the equal and ratable benefit of the Holders. Any such security interest created in favor of the Securities will be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien to which it relates. Notwithstanding the foregoing, the restrictions set forth in this paragraph shall not apply if at the time of, and immediately after giving PRO FORMA effect to, the transaction giving rise to such Initial Lien, the Consolidated Indebtedness-to-Stockholders' Equity Ratio does not exceed 4.0 to 1.0.

                  The foregoing restrictions shall not apply to:

                  (i) Liens securing obligations outstanding from time to time under any revolving credit agreement to which the Company is a party;

                  (ii) Liens on assets existing at the time of acquisition thereof by the Company, PROVIDED that such Liens were in existence prior to such acquisition and were not created in contemplation of such acquisition;

                  (iii) Liens on assets of another Person existing at the time such Person is merged into or consolidated with the Company, PROVIDED that such Liens were in existence prior to such merger or consolidation and were not created in contemplation of such merger or consolidation and do not extend to any assets of the Company other than those previously owned by the Person merged into or consolidated with the Company;

                  (iv) Liens securing Purchase Money Indebtedness, but only on assets in respect to the purchase of which such Purchase Money Indebtedness shall have been incurred;

                  (v)   Liens on real property;

                  (vi)  Liens in favor of any Subsidiary of the Company;

                  (vii) Liens incurred or deposits made in the ordinary course of business (w) in connection with workers' compensation, unemployment insurance, social security or other like laws, (x) to secure the performance of letters of credit, bids, tenders, trade contracts (other than for borrowed money), sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations, (y) in connection with the opening of commercial letters of credit naming the Company or any of its Subsidiaries as an account party, or (z) for the benefit of any governmental agency or body created or approved by law or governmental regulation as a condition to the transaction of business or the exercise of any privilege, franchise or license;

                  (viii) Liens securing Lease Obligations; PROVIDED, HOWEVER, that no such Lease Obligations shall arise out of the Sale and Leaseback of Transportation Equipment unless the Sale and Leaseback in question is entered into prior to, at the time of or within 180 days of the acquisition of the Transportation Equipment being sold and leased back; and PROVIDED, FURTHER, that the leasing of Transportation Equipment which has been remanufactured so that it is the substantial equivalent of new equipment shall be considered the leasing of new equipment and not of the used equipment which was remanufactured and subsequently sold and leased back;

                  (ix) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings, PROVIDED that any reserve or other appropriate provision as shall be required in conformity with generally accepted accounting principles shall have been made therefor;

                  (x) Liens imposed by law, including but not limited to carriers', seamen's, stevedores', wharfinger's, warehousemen's, mechanics', suppliers', materialmen's, repairman's or other like Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings, or other Liens arising out of judgments or awards against the Company or any of its Subsidiaries with respect to which the Company or such Subsidiary shall then be proceeding with an appeal or other proceeding for review;

                  (xi) Leases, lease agreements and other contracts entered into in the ordinary course of business providing for the leasing, sale or exchange of Transportation Equipment owned by the Company;

                  (xii)  Liens securing hedging obligations;

                  (xiii) Liens (x) existing on the date of the Indenture and (y) to secure any renewal, extension, substitution, refunding, defeasance, refinancing, repayment or replacement (a "Refinancing") (or successive Refinancings), in whole or in part, of any Indebtedness (or commitment for Indebtedness) existing on the date of this Indenture, PROVIDED, however, that the Indebtedness secured by such Lien is not, solely by virtue of such Refinancing, increased to an amount greater than the greater of (A) the outstanding principal amount of such Indebtedness existing on the date of the Indenture that is secured by such Lien or (B) if such Lien secures Indebtedness under a line of credit, the commitment amount of such line of credit existing on the date of this Indenture; and

                  (xiv) Liens incurred in the ordinary course of business of the Company with respect to obligations that do not exceed $1.0 million at any one time outstanding and that (x) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (y) do not in the aggregate materially detract from the value of the assets subject to such Lien or materially impair the use thereof in the operation of business by the Company.


                                    ARTICLE 5

                              SUCCESSOR CORPORATION

          SECTION 5.1 WHEN COMPANY MAY MERGE, ETC.

          The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person in any transaction in which the Company is not the continuing or surviving entity unless (i) the resulting, surviving or transferee Person is a corporation which expressly assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; (ii) such corporation is organized and existing under the laws of the United States, a State thereof or the District of Columbia; (iii) immediately after giving effect to such transaction no Default or Event of Default shall have happened and be continuing, and the Officers' Certificate referred to in the following clause reflects that such Officers are not aware of any such Default or Event of Default that shall have happened and be continuing, and (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture.

          SECTION 5.2 SUCCESSOR CORPORATION OR TRUST SUBSTITUTED.

          Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation has been named as the Company herein, and thereafter all obligations of the Company shall terminate.


                                    ARTICLE 6

                              DEFAULTS AND REMEDIES


          SECTION 6.1 EVENTS OF DEFAULT.

          An "Event of Default" occurs if, with respect to the Securities:

                  (1) the Company defaults in the payment of interest on the Securities when the same becomes due and payable and the default continues for a period of 30 days;

                  (2) the Company defaults in the payment of the principal of (and premium, if any, on) the Securities when the same becomes due and payable at maturity, upon redemption or otherwise;

                  (3) the Company fails to comply with any of its other agreements in the Securities or this Indenture and the default continues for the period and after the notice specified in the last paragraph of this Section 6.1;

                  (4) there shall be a default under any bond, debenture, note or other evidence of Indebtedness or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any Significant Subsidiary, whether any such Indebtedness now exists or shall hereafter be created, if (a) either
(i) such event of default results from the failure to pay any such Indebtedness at maturity or (ii) as a result of such event of default, the maturity of such Indebtedness has been accelerated prior to its expressed maturity, provided that any such failure to pay shall not be cured and any such acceleration shall not be rescinded or annulled or the accelerated amount paid within ten days after notice to the Company of such failure to pay or acceleration, or such Indebtedness having been discharged and (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal or interest thereon, or the maturity of which has been so accelerated, aggregates $10,000,000 or more;

                  (5) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A)      commences a voluntary case or proceeding,

                           (B)      consents to the entry of an order
                                    for relief against it in an involuntary
                                    case or proceeding,

                           (C)      consents to the appointment of a
                                    Custodian of it or for all or substantially all of its property, or

                           (D)      makes a general assignment for the
                                    benefit of its creditors; or

                  (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any Significant Subsidiary in an involuntary case or proceeding,

                           (B)      appoints a Custodian of the Company
                                    or any Significant Subsidiary or for
                                    all or substantially all of their
                                    respective property, or

                           (C)      orders the liquidation of the
                                    Company or any Significant Subsidiary,

and the order or decree remains unstayed and in effect for 90 days.

          A default under clause (3) is not an Event of Default with respect to the Securities until the Trustee notifies the Company, or the Holders of a majority in principal amount of the Securities then outstanding notify the Company and the Trustee in writing, of the default and the Company does not cure the default within 60 days after receipt of such notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." Such notice by the Trustee shall not be deemed to be a certification by the Trustee as to whether an Event of Default has occurred. Failure of the Trustee to give such notice does not constitute a waiver of any of its rights hereunder.

          SECTION 6.2 ACCELERATION.

          If an Event of Default occurs and is continuing with respect to the Securities, the Trustee by notice to the Company, or the Holders of a majority in principal amount of the Securities then outstanding by written notice to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the Securities plus accrued interest to the date of acceleration. Upon any such declaration, such amount shall be due and payable immediately, and upon payment of such amount all of the Company's obligations with respect to the Securities, other than obligations under Section 7.7, shall terminate. The Holders of a majority in principal amount of the outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences if (x) all existing Events of Default with respect to the Securities, other than the non-payment of the principal of the Securities, which have become due solely by such declaration of acceleration, have been cured or waived, (y) to the extent that payment of such interest is lawful, interest on overdue installments of interest and overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, and (z) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. The Trustee may rely upon such notice of rescission without any independent investigation as to the satisfaction of conditions (x),
(y) and (z).

          SECTION 6.3 OTHER REMEDIES.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal (and premium, if any) or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 6.4 WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.

          Subject to Section 10.2, the Holders of a majority in principal amount of the Securities then outstanding, on behalf of the Holders of the Securities, by written notice to the Trustee may waive a Default or Event of Default with respect to the Securities and its consequences. When a Default is waived with respect to the Securities it is cured and ceases to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture.

          SECTION 6.5 CONTROL BY MAJORITY.

          The Holders of a majority in principal amount of the Securities then outstanding may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on it with respect to the Securities. The Trustee, however, may refuse to follow any direction (i) that conflicts with law or this Indenture,
(ii) that the Trustee, in its reasonable discretion, determines may be unduly prejudicial to the rights of other Securityholders or that may involve the Trustee in personal liability or (iii) for which the Trustee determines, in its reasonable discretion, that it does not have adequate indemnification pursuant to Section 7.1(e); PROVIDED, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 6.6 RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

          Notwithstanding any other provisions of this Indenture, the right of any Holder of a Security to receive payment of principal of, premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

          SECTION 6.7 COLLECTION SUIT BY TRUSTEE.

          If an Event of Default with respect to the Securities in payment of interest or principal (and premium, if any) specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of unpaid principal (and premium, if any) and accrued interest remaining unpaid on the Securities, together with interest on overdue principal (and premium, if any) and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          SECTION 6.8 TRUSTEE MAY FILE PROOFS OF CLAIM.

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of Securities allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          SECTION 6.9 PRIORITIES.

          If the Trustee collects any money pursuant to this Article 6 with respect to the Securities, it shall pay out the money in the following order:

                  FIRST:  to the Trustee for amounts due under
                  Section 7.7, including payment of all compensa-tion, expenses and liabilities incurred, and all advances made by the Trustee and the costs and expenses of collection;

                  SECOND: to Holders of Securities for amounts due and unpaid on the Securities for principal of (and premium, if any) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal (and premium, if any) and interest, respectively;

                  THIRD: to the Company or to such party as a court of competent jurisdiction shall direct.

                  The Trustee may fix a record date and payment date for any payment to Holders of Securities pursuant to this Section 6.9.

          SECTION 6.10 UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.10 does not apply to a suit by the Trustee, a suit by a Holder pursuant to section 6.6 or a suit by Holders of more than 10% in principal amount of the Securities then outstanding.

          SECTION 6.11 LIMITATIONS ON SUITS.

          Subject to Section 6.6, a Holder of Securities may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder has given the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of Securities make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expenses;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the notice, request and offer of indemnity; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount then outstanding.

                  A Holder of any Security may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.12 RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                    ARTICLE 7

                                     TRUSTEE

          SECTION 7.1 DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (1) The Trustee need perform only those duties that
                  are specifically set forth in this Indenture and no others, and no implied covenants or obligation shall be read into this Indenture against the Trustee.

                           (2) In the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determinate whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) This paragraph does not limit the effect of
                  paragraph (b) of this Section 7.1.

                           (2) The Trustee shall not be liable for any error in
                  judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (3) The Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

                           (4) No provision of this Indenture shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.1.

                  (e) Subject to subsection (c), the Trustee may refuse to perform any duty or exercise any right or power unless, subject to the provisions of the TIA, it receives indemnity satisfactory to it against any loss, liability, expense or fee.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          SECTION 7.2 RIGHTS OF TRUSTEE.

                  (a) The Trustee may conclusively rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to Section 11.5 hereof. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and reliance thereon.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of the Securities or the Company unless such Holders or the Company shall have offered to the Trustee reasonable security or indemnify against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          SECTION 7.3 INDIVIDUAL RIGHTS OF TRUSTEE.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, is subject to Sections
7.10 and 7.11.

          SECTION 7.4 TRUSTEE'S DISCLAIMER.

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Securities other than its certificate of authentication or in any document used in the sale of the Securities other than any statement in writing provided by the Trustee expressly for use in such document.

          SECTION 7.5 NOTICE OF DEFAULTS.

          If a Default or Event of Default occurs and is continuing and if it is known to the Trustee with respect to the Securities, the Trustee shall mail to each Holder of Securities notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a default in payment of principal of, premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities. Notwithstanding anything to the contrary expressed in this Indenture, the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless and until a Trust Officer shall have actual knowledge thereof, or shall have received written notice thereof from the Company at its principal corporate trust office in New York, New York. The Trustee shall not be deemed to have actual knowledge of an Event of Default hereunder, except in the case of an Event of Default under Sections 6.1(1) or 6.1(2) (provided that the Trustee is the Paying Agent) until a Trust Officer receives written notice thereof from the Company or any Securityholder that such an Event of Default has occurred.

          SECTION 7.6 REPORTS BY TRUSTEE TO HOLDERS.

          Within 60 days after each May 15, beginning with May 15, 1998, the Trustee, if required by the provisions of TIA ss. 313(a), shall mail to each Securityholder a brief report dated as of May 15 of such year that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss.(b) and ss. 313(c).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the Commission and each stock exchange on which the Securities are listed. The Company agrees to notify the Trustee in writing whenever the Securities become listed or delisted on or from any stock exchange.

          SECTION 7.7 COMPENSATION AND INDEMNITY.

          The Company shall pay to the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in addition to the compensation for its services. Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

          The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it in connection with the acceptance or administration of this trust or its actions taken hereunder in whatever capacity the Trustee is so acting, including the costs and expenses of defending itself against any claim or liability in connection with the Securities or the exercise or performance of any of its powers or duties hereunder, including attorneys' fees and expenses. The Trustee shall notify the Company as soon as practicable after the Trustee becomes aware of any claim asserted against the Trustee for which it intends to seek indemnity (though failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder unless the Company is prejudiced thereby) and the Company may elect by written notice to the Trustee to assume the defense of any such claim at the Company's expense with counsel reasonably satisfactory to the Trustee, PROVIDED, HOWEVER, that in the case where there is a conflict between the Company and the Trustee, the Company shall pay the reasonable fees and expenses of counsel retained by the Trustee.

          The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through the Trustee's negligence, bad faith or willful misconduct. The Company shall not be liable for any settlement of any claim or action effected without the Company's consent, which consent shall not be unreasonably withheld.

          The Company hereby grants the Trustee a security interest in all of the funds and assets of the Company held by the Trustee pursuant to this Indenture to secure the performance of the Company's obligations to the Trustee hereunder.

          The obligations of the Company under this Section 7.7 shall survive the resignation or removal of the Trustee and/or the satifaction or discharge of this Indenture.

          SECTION 7.8 REPLACEMENT OF TRUSTEE.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

                  (1)      the Trustee fails to comply with Section 7.10;

                  (2)      the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

          If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall, upon payment of its charges, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. Notwithstanding the replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it and compensation earned by it prior to such replacement or otherwise with respect to the Securities or the Indenture. A successor Trustee shall mail notice of its succession to each Holder of Securities.

          SECTION 7.9 SUCCESSOR TRUSTEE BY MERGER, ETC.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee.

          SECTION 7.10 ELIGIBILITY; DISQUALIFICATION.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9).


          SECTION 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.


                                    ARTICLE 8

                       DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 8.1 OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

          The Company may, at its option and at any time, elect to have Section
8.2 or Section 8.3 be applied to all outstanding Securities upon compliance with the conditions set forth below in this Article 8.

          SECTION 8.2 DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise of the above option applicable to this Section the Company shall be deemed to have been discharged from its obligations with respect to the outstanding Securities on the date the conditions set forth in Section 8.4 are satisfied ("Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.5 and the other Sections of this Indenture referred to in Paragraphs (a) and (b) below, and to have satisfied all of its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same following delivery by the Company to the Trustee of an Officer's Certificate and Opinion of Counsel stating that all such conditions have been satisfied), except for the following which shall survive until otherwise terminated or discharged hereunder:

                  (a) the rights of Holders to receive, solely from the trust fund described in Section 8.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due,

                  (b) the Company's obligations with respect to such Securities under Sections 2.4, 2.5, 2.9, 2.10, 2.12 and 4.7.

                  (c)      the rights, powers, trusts, duties and
immunities of the Trustee hereunder, and

                  (d)      this Article 8.

Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under
Section 8.3 with respect to such Securities.

          SECTION 8.3 COVENANT DEFEASANCE.

          Upon the Company's exercise of the above option applicable to this
Section 8.3, the Company shall be released from its obligations under Sections 4.9, 4.10, 4.11 and 4.12 with respect to the outstanding Securities on and after the date the conditions set forth in Section 8.4 are satisfied ("Covenant Defeasance"), and the Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with Sections 4.9, 4.10, 4.11 and 4.12, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 6.1(4), 6.1(5) or 6.1(6) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and the Securities shall be unaffected thereby.

          SECTION 8.4 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

          The following shall be the conditions to application of Section 8.2 or
Section 8.3 to the outstanding Securities:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article 8 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) cash in an amount in which such Securities are then specified as payable at stated maturity, (ii) U.S. Government Obligations applicable to such Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities, money in an amount, or (iii) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of (and premium, if any) and interest on the outstanding Securities on the stated maturity of such principal (and premium, if any) or installment of principal or interest; PROVIDED that the Trustee shall have been irrevocably instructed in writing to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 3.1(b) hereof, a notice of its election to redeem all or any portion of the outstanding Securities at a future date in accordance with the terms of the Securities and
Article 3 hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

                  (b) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (c) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Section 6.1(5) or 6.1(6) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (d) In the case of an election under Section 8.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

                  (e) In the case of an election under Section 8.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

                  (f) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to Defeasance under Section 8.2 or Covenant Defeasance under Section 8.3 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to Paragraph (a) above and the related exercise of the Company option under Section
8.2 or Section 8.3 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds, or
(ii) all necessary registrations under said Act have been effected.

          SECTION 8.5 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

          All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.4 in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any), interest, if any, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

          Anything in this Article 8 to the contrary notwithstanding, subject to
Section 7.7, the Trustee shall deliver or pay to the Company from time to time upon Company Order any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 8.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect Defeasance or Covenant Defeasance, as applicable, in accordance with this
Article 8.

                                    ARTICLE 9

                           SATISFACTION AND DISCHARGE

          SECTION 9.1 SATISFACTION AND DISCHARGE OF INDENTURE.

          The Indenture shall upon Company Order cease to be of further effect with respect to the Securities (except as to any surviving rights of registration of transfer or exchange of Securities expressly provided for herein or pursuant hereto, the rights of Holders of outstanding Securities to receive, solely from the trust fund described in subclause (ii) of clause (a) of this Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (a)      either

                           (1) all the Securities theretofore authenticated and
                  delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.10 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.5) have been delivered to the Trustee for cancellation; or

                           (2)      all the Securities not theretofore
                  delivered to the Trustee for cancellation

                           (A) have become due and payable,

                           (B) will become due and payable at their stated maturity within one year or

                           (C) will be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire indebtedness on the Securities, for principal (and premium, if any) and interest, to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or Redemption Date, as the case may be;

                  (b) The Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) The Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided fore relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under
Section 7.7 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (ii) of clause (a) of this Section 9.1, the obligations of the Trustee under Section 9.2 shall be unaffected hereby.

          SECTION 9.2 APPLICATION OF TRUST FUNDS.

          All money deposited with the Trustee pursuant to Section 9.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money has been deposited or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                                   ARTICLE 10

                             SUPPLEMENTAL INDENTURES

          SECTION 10.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          The Company, when authorized by Board Resolution, and the Trustee at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, to be in a form satisfactory to the Trustee without notice to or consent of any Securityholder for any of the following purposes:

                  (1)      to comply with Section 5.1; or

                  (2) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                  (3) to add to the covenants of the Company, for the benefit of the Holders of all of the Securities, or to surrender any right or power herein conferred upon the Company; or

                  (4)      to add any Events of Default; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Securities in any material respect.

          SECTION 10.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by Board Resolution, and the Trustee may amend this Indenture or from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture, except as otherwise permitted by Section 10.1, or of modifying in any manner the rights of the Holders of the Securities. Subject to Section 10.4, without the consent of each Holder of Securities, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

                  (1) extend the fixed maturity of any Securities, or reduce the principal amount thereof or premium, if any, or reduce the rate or extend the time of payment of interest thereon, without the consent of the Holder of each Security;

                  (2) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all Securities then outstanding;

                  (3) waive (except, unless theretofore cured) a default in the payment of the principal of (and premium, if any on), interest on or redemption amounts with respect to any Security; or

                  (4) make any Security payable in money other than that stated in the Security; or

                  (5) make any change in Sections 6.4 or 6.6 or in this sentence of Section 10.2.

          Upon the written request of the Company, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless the Trustee, in its reasonable discretion, determines that such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its reasonable discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Securities as the names and addresses of such Holders shall appear on the registry books. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 10.3 COMPLIANCE WITH TRUST INDENTURE ACT.

          Every amendment or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 10.4 REVOCATION AND EFFECT OF CONSENTS.

          Subject to this Indenture, each amendment, supplement or waiver evidencing other action shall become effective in accordance with its terms. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the written notice of revocation before the date the amendment, waiver or other action becomes effective.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders on such record date (or their duly designated proxies) and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Securities then outstanding required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

          After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder.

          SECTION 10.5 NOTATION ON OR EXCHANGE OF SECURITIES.

          If an amendment, supplement or waiver changes the terms of a Security, the Trustee may request the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms, the cost and expense of which will be borne by the Company.

          SECTION 10.6 EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities shall be bound thereby.

                                   ARTICLE 11

                                  MISCELLANEOUS

          SECTION 11.1 TRUST INDENTURE ACT CONTROLS.

          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provisions shall control.

          SECTION 11.2 NOTICES.

          Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, or first class mail, postage prepaid (except that any notice by the Trustee to the Company of a default or an Event of Default under this Indenture shall be by registered or certified mail, postage prepaid, return receipt requested), or by a nationally-recognized overnight express courier service (which notices or communications shall be deemed received the Business Day after the receipt thereof by such service), addressed as follows:

                  if to the Company:

                  Interpool, Inc.
                  211 College Road East
                  Princeton, New Jersey  08540
                  Attention:  Chief Financial Officer


                  if to the Trustee:

                  United States Trust Company of New York
                  114 West 47th Street
                  New York, New York  10036
                  Attention:  Corporate Trust

The Company or the Trustee by notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered, and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

          Any notice or communication mailed to a Securityholder shall be mailed to the address of such Securityholder as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice, as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

          If the Company mails any notice or communication to Securityholders, it shall mail a copy to the Trustee and all Agents at the same time.

          SECTION 11.3 COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

          Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

          SECTION 11.4 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 11.5) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.5) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 11.5 STATEMENTS REQUIRED IN CERTIFICATE AND OPINION.

          Each Certificate and Opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

          SECTION 11.6 RULES BY TRUSTEE AND AGENTS.

          The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules for its functions.

          SECTION 11.7 RECORD DATE.

          Whenever the Company or the Trustee solicits an act of Securityholders, the Company or the Trustee may fix in advance of the solicitation of such act a date as the record date for determining Securityholders entitled to perform said act. The record date shall be not more than 15 days prior to the date fixed for the solicitation of said act.

          SECTION 11.8 BUSINESS DAYS.

          If a payment date is not a Business Day, payment may be made on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

          SECTION 11.9 GOVERNING LAW.

          The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflicts of law.

          SECTION 11.10 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary thereof. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          SECTION 11.11 NO RECOURSE AGAINST OTHERS.

          No shareholder, director or officer, as such, past, present or future, of the Company or of any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

          SECTION 11.12 SUCCESSORS.

          All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 11.13 MULTIPLE COUNTERPARTS.

          The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

          SECTION 11.14 TABLE OF CONTENTS, HEADINGS, ETC.

          The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 11.15 SEVERABILITY.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


                                INTERPOOL, INC.

                                By:  /s/ Richard W. Gross
                                     ------------------------
                                     Name:  Richard W. Gross
                                     Title: Senior Vice President


                               UNITED STATES TRUST COMPANY OF NEW YORK
                                            as Trustee


                               By: /s/ Gerard F. Ganey
                                   --------------------
                                   Authorized Officer

                                    EXHIBIT A

                       (FORM OF FACE OF ORIGINAL SECURITY)

          [IF THE SECURITY IS A GLOBAL SECURITY, INSERT: - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) IN A MINIMUM PRINCIPAL AMOUNT OF $100,000 TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D),
(E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE COMPANY A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED JULY 31, 1997. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                                 INTERPOOL, INC.
                              7.20% Notes due 2007

CUSIP No. _________                                   $__________
No. __

          Interpool, Inc., a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of $___________ on August 1, 2007 (the "Maturity Date"), and to pay interest on the outstanding principal amount hereof from August 5, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on February 1 and August 1 of each year, commencing February 1, 1998 at the rate of 7.20% per annum until the principal hereof shall have become due and payable, and at the same rate per annum on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually; PROVIDED, HOWEVER, that if a Ratings Decision (as defined in the Indenture) shall not have occurred by the 90th day after the Issue Date, the rate per annum set forth above shall automatically and irrevocably increase to 7.45% per annum effective retroactively from the Issue Date. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. Pursuant to the Registration Rights Agreement, in certain limited circum-stances the Company will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to this Security.

          The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the January 15 or July 15 immediately preceding the relevant interest payment date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          The principal of and interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.

          This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

          The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed.


                                 Interpool, Inc.

                                 By: ______________________
                                     Name:
                                     Title:


Attest:

By: ______________________
  Name:
  Title:

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Securities referred to in the within-mentioned Indenture.

Dated


UNITED STATES TRUST COMPANY OF NEW YORK
as Trustee


By: ______________________
    Authorized Officer

                          (FORM OF REVERSE OF SECURITY)


                                 INTERPOOL, INC.
                              7.20% Notes due 2007

          1. INTEREST. Interpool, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; PROVIDED, HOWEVER, that such rate per annum shall increase to 7.45% per annum, effective retroactively from the Issue Date, if a Ratings Decision (as defined in the Indenture) shall not have occurred by the 90th day after the Issue Date. The Company will pay interest semiannually on February 1 and August 1 of each year, beginning February 1, 1998. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of initial issuance of the Securities; provided, that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          Pursuant to the Registration Rights Agreement, in certain limited circumstances the Company will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to this Security.

          2. METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders of the Securities at the close of business on the January 15 or July 15 next preceding the interest payment date. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal, premium, if any, and interest by its check payable in such money.

          The principal of and interest on this Security shall be payable at the office or agency of the Company maintained for that purpose; PROVIDED, HOWEVER, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or
(ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.

          The foregoing notwithstanding, principal of and premium, if any, and interest on Securities which are represented by Global Securities held of record by the Depositary will be payable in same-day funds.

          3. REGISTRAR AND AGENTS. Initially, United States Trust Company of New York will act as Registrar, Paying Agent and agent for service of notices and demands. The Company or any of its subsidiaries may act as Paying Agent. The address of United States Trust Company of New York is 114 West 47th Street, New York, New York 10036, Attention: Corporate Trust and Agency Division.

          4. INDENTURE; LIMITATIONS. The Company issued the Securities under an Indenture dated as of August 5, 1997 (the "Indenture"), between the Company and United States Trust Company of New York, as trustee (in such capacity, the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the Holders of the Securities are referred to the Indenture and said Act for a statement of them.

          The Securities are general unsecured obligations of the Company limited to $75,000,000 aggregate principal amount. The Indenture imposes certain limitations on the ability of the Company to, among other things, incur liens, make payments in respect of its Capital Stock, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of its properties or assets.

          5. OPTIONAL REDEMPTION BY THE COMPANY. The Company may redeem the Securities, at any time, in whole or from time to time in part, at the election of the Company, at a Redemption Price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities. "Make-Whole Amount" means, in connection with any optional redemption of any Security, the excess, if any of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest (exclusive of any interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined in the Indenture) (which rate shall be determined as of the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made, over (ii) the aggregate principal amount of the Securities being redeemed.

          6. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part, but only in whole multiples thereof. On and after the Redemption Date interest will cease to accrue on Securities or portions thereof called for redemption.

          7. DENOMINATIONS, TRANSFER, EXCHANGE. This Security is one of a duly authorized issue of Securities of the Company designated as its 7.20% Notes due 2007, limited in aggregate principal amount to $75,000,000. The Securities are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A Holder may register the transfer of or exchange Securities in accordance with the Indenture and subject to the transfer restrictions as may be contained herein and therein from time to time. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or register the transfer of or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

          8. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.

          9. UNCLAIMED MONEY. If money for the payment of principal, premium, if any, or interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders may look only to the Company for payment.

          10. DISCHARGE PRIOR TO REDEMPTION OR Maturity. Except as set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, cash, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any and interest on the Securities to redemption or maturity and comply with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the restrictive covenants described in paragraph 4 above, but excluding its obligation to pay the principal of and interest on the Securities).

          11. AMENDMENT AND WAIVER. Subject to certain exceptions, without notice to the Holders of the Securities, the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of or notice to any Holder of Securities, the Company may amend the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Securityholder.

          12. SUCCESSORS. When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

          13. DEFAULTS AND REMEDIES. If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of a majority in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in writing in its exercise of any trust or power with respect to the Securities. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

          14. TRUSTEE DEALINGS WITH THE COMPANY. United States Trust Company of New York, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

          15. NO RECOURSE AGAINST OTHERS. No stockholder, director, officer or incorporator, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Securities.

          16. AUTHENTICATION. This Security shall not be valid until the Trustee or any authenticating agent appointed by the Trustee signs the certificate of authentication on the other side of this Security.

          17. REGISTRATION RIGHTS. Pursuant to the Registration Rights Agreement between the Company and the Initial Purchaser for itself and on behalf of the Holders of the Original Securities, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for the Company's 7.20% Notes due 2007, which will have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Original Securities. The Holders of the Original Securities shall be entitled to receive certain liquidated damages in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= Custodian), AND U/G/M/A (= Uniform Gifts to Minors Act).

          THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO: INTERPOOL, INC., 211 COLLEGE ROAD EAST, PRINCETON, NEW JERSEY, ATTENTION: INVESTOR RELATIONS.

                                 ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Security to
_______________________________________________________________
(Insert assignee's social security or tax ID number)

______________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.


Date:                                 Your signature:
                                                     (Sign exactly as
                                                      your name appears on the
                                                      other side of this
                                                      Security)


                                               By:
                                                   NOTICE:  To be executed by
                                                   an executive officer


NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                 SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES1

          The following exchanges of a part of this Global Security for Definitive Securities have been made:


                   Amount of                   Amount of                Principal                       Signature of
                   decrease in                 increase in              Amount of this                  authorized
                   Principal                   Principal                Global Security                 officer of
                   Amount of                   Amount of                following such                  Trustee or
Date of            this Global                 this Global              decrease (or                    Securities
Exchange           Security                    Security                 increase)                       Custodian
--------------------------------------------------------------------------------------------------------------------------------




--------
1  This schedule should only be added if the Security is issued in global form.



CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF SECURITIES

Re:      7.20% NOTES DUE 2007 OF INTERPOOL, INC.

          This Certificate relates to $______ principal amount of Securities held in (check applicable box) _____ book-entry or ______ definitive form by _____ (the "Transferor").

The Transferor (check applicable box):

          |_| has requested the Registrar by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

          |_| has requested the Registrar by written order to exchange or register the transfer of a Security or Securities.

          In connection with such request and in respect of each such Security, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above-captioned Securities and as provided in Section
2.9 of such Indenture, the transfer of this Security does not require registration under the Securities Act (as defined below) because (check applicable box):

          |_| Such Security is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.9(c)(2)(A) or Section 2.9(f)(1)(A) of the Indenture).

          |_| Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A (in satisfaction of Section 2.9(c)(2)(B) or Section 2.9(f)(1)(B) of the Indenture) or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 2.9(c)(2)(C) or Section 2.9(f)(1)(C) of the Indenture).

          |_| Such Security is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an exemption from registration in accordance with Regulation S under the Securities Act or to an institutional "accredited investor" within the meaning of Rule 501(A)(1), (2), (3) or (7) under the Securities Act that is acquiring the Security for its own account, or for the account of such an institutional accredited investor, in each case in a minimum principal amount of $100,000, not with a view to or for distribution in violation of the Securities Act (in satisfaction of Section 2.9(c)(2)(C) or Section 2.9(f)(1)(C) of the Indenture).

          |_| Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, in accordance with Rule 144 under the Securities Act, or to an institutional "accredited investor" within the meaning of Rule 501(A)(1), (2), (3) or (7) under the Securities Act that is acquiring the Security for its own account, or for the account of such an institutional accredited investor, in each case in a minimum principal amount of $100,000, not with a view to or for distribution in violation of the Securities Act, and an Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 2.9(c)(2)(C) or Section 2.9(f)(1)(C) of the Indenture).

                           ____________________________
                           [INSERT NAME OF TRANSFEROR]


                           By:


Date:


                                    EXHIBIT B

                      (FORM OF FACE OF EXCHANGE SECURITY)1

         [IF THE SECURITY IS A GLOBAL SECURITY, INSERT: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND
 IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


--------
1   Except as provided in Section 2.4(b) of the Indenture.

                                 INTERPOOL, INC.
                              7.20% Notes due 2007

CUSIP No. _________                                       $__________
No. __

          Interpool, Inc., a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________, or registered assigns, the principal sum of (__________) on August 1, 2007 (the "Maturity Date"), and to pay interest on the outstanding principal amount hereof from August 5, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on February 1 and August 1 of each year, commencing February 1, 1998 at the rate of 7.20% per annum until the principal hereof shall have become due and payable, and at the same rate per annum on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually; PROVIDED, HOWEVER, that if a Ratings Decision (as defined in the Indenture) shall not have occurred by the 90th day after the Issue Date, the rate per annum set forth above shall automatically and irrevocably increase to 7.45% per annum effective retroactively from the Issue Date. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

          The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the January 15 or July 15 immediately preceding the relevant interest payment date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          The principal of and interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.

          This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

          The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                 Interpool, Inc.


                                 By: _____________________
                                     Name:
                                     Title:


Attest:

By: ______________________
  Name:
  Title:

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Securities referred to in the within-mentioned Indenture.

Dated


UNITED STATES TRUST COMPANY OF NEW YORK
as Trustee


By________________________
    Authorized Officer

                          (FORM OF REVERSE OF SECURITY)


                                 INTERPOOL, INC.
                              7.20% Notes due 2007

          1. INTEREST. Interpool, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; PROVIDED, HOWEVER, that such rate per annum shall increase to 7.45% per annum, effective retroactively from the Issue Date, if a Ratings Decision (as defined in the Indenture) shall not have occurred by the 90th day after the Issue Date. The Company will pay interest semiannually on February 1 and August 1 of each year, beginning February 1, 1998. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of initial issuance of the Securities; provided, that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          2. METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders of the Securities at the close of business on the January 15 or July 15 next preceding the interest payment date. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal, premium, if any, and interest by its check payable in such money.

          The principal of and interest on this Security shall be payable at the office or agency of the Company maintained for that purpose; PROVIDED, HOWEVER, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or
(ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.

          The foregoing notwithstanding, principal of and premium, if any, and interest on Securities which are represented by Global Securities held of record by the Depositary will be payable in same-day funds.

          3. REGISTRAR AND AGENTS. Initially, United States Trust Company of New York will act as Registrar, Paying Agent and agent for service of notices and demands. The Company or any of its subsidiaries may act as Paying Agent. The address of United States Trust Company of New York is 114 West 47th Street, New York, New York 10036, Attention: Corporate Trust and Agency Division.

          4. INDENTURE; LIMITATIONS. The Company issued the Securities under an Indenture dated as of August 5, 1997 (the "Indenture"), between the Company and United States Trust Company of New York, as trustee (in such capacity, the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the Holders of the Securities are referred to the Indenture and said Act for a statement of them.

          The Securities are general unsecured obligations of the Company limited to $75,000,000 aggregate principal amount. The Indenture imposes certain limitations on the ability of the Company to, among other things, incur liens, make payments in respect of its Capital Stock, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of its properties or assets.

          5. OPTIONAL REDEMPTION BY THE COMPANY. The Company may redeem the Securities, at any time, in whole or from time to time in part, at the election of the Company, at a Redemption Price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities. "Make-Whole Amount" means, in connection with any optional redemption of any Security, the excess, if any of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest (exclusive of any interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined in the Indenture) (which rate shall be determined as of the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made, over (ii) the aggregate principal amount of the Securities being redeemed.

          6. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part, but only in whole multiples thereof. On and after the Redemption Date interest will cease to accrue on Securities or portions thereof called for redemption.

          7. DENOMINATIONS, TRANSFER, EXCHANGE. This Security is one of a duly authorized issue of Securities of the Company designated as its 7.20% Notes due 2007, limited in aggregate principal amount to $75,000,000. The Securities are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or register the transfer of or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

          8. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.

          9. UNCLAIMED MONEY. If money for the payment of principal, premium, if any, or interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders may look only to the Company for payment.

          10. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. Except as set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, cash, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any and interest on the Securities to redemption or maturity and comply with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the restrictive covenants described in paragraph 4 above, but excluding its obligation to pay the principal of and interest on the Securities).

          11. AMENDMENT AND WAIVER. Subject to certain exceptions, without notice to the Holders of the Securities, the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of or notice to any Holder of Securities, the Company may amend the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Securityholder.

          12. SUCCESSORS. When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

          13. DEFAULTS AND REMEDIES. If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of a majority in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in writing in its exercise of any trust or power with respect to the Securities. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

          14. TRUSTEE DEALINGS WITH THE COMPANY. United States Trust Company of New York, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

          15. NO RECOURSE AGAINST OTHERS. No stockholder, director, officer or incorporator, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Securities.

          16. AUTHENTICATION. This Security shall not be valid until the Trustee or any authenticating agent appointed by the Trustee signs the certificate of authentication on the other side of this Security.

          17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= Custodian), AND U/G/M/A (= Uniform Gifts to Minors Act).

          THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO: INTERPOOL, INC., 211 COLLEGE ROAD EAST, PRINCETON, NEW JERSEY, ATTENTION: INVESTOR RELATIONS.